RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
SFL
In April 2015, we agreed to a sale and leaseback transaction with SFL for eight Capesize vessels. These vessels were sold en-bloc for an aggregate price of $272.0 million. The vessels were delivered to SFL in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of ten years. Refer to "Note 14, Operating Leases" and "Note 15, Finance leases" for additional information related to these contracts.

The management agreement with SFL was terminated in July 2021 and we are no longer the commercial manager for SFL vessels as of June 30, 2022. In the six months ended June 30, 2021, we were the commercial manager for eight dry bulk and 16 container vessels owned and operated by SFL. Pursuant to the management agreements, we received $125 per day per vessel for managing four of the eight dry bulk vessels, $75 per day per vessel for managing three dry bulk vessels and $37.5 per day for managing the remaining vessel and $75 per day per vessel for managing the 16 container vessels.

Seatankers Management Co Ltd ("Seatankers")
During the first six months of 2022, we have been a commercial manager of 12 (six months ended June 30, 2021: 27) dry bulk vessels owned and operated by Seatankers. Pursuant to the management agreements, we receive $125 (six months ended June 30, 2021: $125) per day per vessel for managing the dry bulk vessels. From time to time we may also charter in dry bulk vessels owned by Seatankers on short-term time charters.

CCL
In August 2021, we exited the CCL pool and, as such, no revenue was recognized relating to our vessels under the CCL revenue sharing agreement for the six months ended June 30, 2022 (six months ended June 30, 2021: $3.6 million).
SwissMarine
In 2019, we provided SwissMarine with a $10.7 million subordinated shareholder loan, non-amortizing, with a five-year term.
The loan had interest equivalent to the 12-month LIBOR plus a margin of 2%. In May 2020, the subordinated shareholder loan was partially repaid by SwissMarine, which included principal loan amount of $5.35 million. Remaining subordinated shareholder loan of $5.35 million was fully repaid by SwissMarine in the first quarter of 2022 and there is no outstanding balance as of June 30, 2022.

In addition, we have entered into several time charter agreements with SwissMarine and total time charter revenues from SwissMarine amounted to $2.0 million in the six months ended June 30, 2022 (six months ended June 30, 2021: $13.0 million).

TFG Marine
With reference to Note 16, "Investments in associated companies", in 2020 we made an equity investment in TFG Marine, in which we have determined to have significant influence. We provided a shareholder loan of $1.0 million to TFG Marine. In 2020, the shareholder loan in the total amount of $75,000 was converted to equity of TFG Marine, reducing the balance of the loan to $0.9 million. The loan has a five-year term and bears interest of LIBOR plus a margin of 7%.

In six months ended June 30, 2022, we have paid $88.1 million to TFG Marine in relation to bunker procurement (six months ended June 30, 2021: $56.9 million). Upon purchase, bunkers were recorded as assets on the Consolidated Balance Sheet and were expensed using first-in, first-out basis once consumed during voyage charters. Practically it is not possible to accurately split out related party voyage expenses, and, as such, we have not summarized voyage expenses charged by related party in the table below.

In 2020, we issued a $20.0 million guarantee in respect of the performance of our subsidiaries under a bunker supply arrangement with the joint venture. In May 2022, we increased this guarantee under a bunker supply arrangement with TFG Marine from $20.0 million to $30.0 million. As of June 30, 2022 there are no exposures under the guarantee and liability recorded relating to the exposure. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by Trafigura and becomes payable, we shall pay an amount equal to our equity proportion of that amount payable. The maximum liability under this guarantee is $4.0 million. There are no amounts payable under this guarantee as at June 30, 2022.

Management Agreements
Technical Supervision Services
We receive technical supervision services from Frontline Management (Bermuda) Ltd ("Frontline Management"). Pursuant to the terms of the agreement, Frontline Management receives an annual management fee of $26,714 per vessel in 2022 ($27,375 per vessel in 2021). This fee is subject to annual review.

Other Management Services
We aim to operate efficiently through utilizing competence from other companies with the same main shareholder and these costs are allocated based on a cost-plus mark-up model. We buy services from related companies in relation to sales and purchase activities and administrative services in relation to our corporate headquarters. We may also provide certain financial management services to companies with the same main shareholder.

Acquisition of vessels from affiliates of Hemen
In connection with the Vessel Acquisitions in February 2021, we drew down an aggregate of $413.6 million in debt under the loan agreement with Sterna Finance. $63.0 million was drawn in cash for the three acquired newbuildings and was used for payment of final installments to the shipyards. $350.6 million related to 15 acquired vessels was drawn down non-cash. The loan was fully refinanced in 2021.
A summary of net amounts recorded as expense from related parties in the six months ended June 30, 2022 and June 30, 2021 is as follows:

(in thousands of $)	2022	2021
Frontline Management	1,163	1,476
SFL	18,375	18,002
Seatankers	4,793	9,236
CCL	395	(3)
Front Ocean Management AS	155	—
	24,881	28,711

Net amounts recorded as expense from related parties comprise of charter hire costs, bunker costs, general management and commercial management fees.
A summary of net amounts charged to related parties in the six months ended June 30, 2022 and June 30, 2021 is as follows:

(in thousands of $)	2022	2021
SFL	64	387
Seatankers	256	533
CCL	—	3,559
SwissMarine	2,033	12,977
Other	22	58
	2,375	17,514

Net amounts charged to related parties mainly comprise of commercial management fees, charter hire and net income under the revenue sharing agreement with CCL.

A summary of related parties income (expense) amounts included into Consolidated Statements of Operations as of June 30, 2022 and June 30, 2021 is as follows:

(in thousands of $)	2022	2021
Time charter revenues	2,033	12,977
Other revenues	342	978
Other operating income (expenses)	(413)	3,559
Ship operating expenses	(1,163)	(1,079)
Charter hire expenses[1]	(22,716)	(26,937)
Administrative expenses	(589)	(696)
	(22,506)	(11,198)

1) Including charter hire expense for SFL leases which is subsequently credited to Depreciation and Interest expense

A summary of balances due from related parties as of June 30, 2022 and December 31, 2021 is as follows:

(in thousands of $)	2022	2021
Frontline	1,832	2,604
UFC	879	—
Seatankers	62	5,751
Swiss Marine	—	281
Credit loss allowance	(21)	(21)
	2,752	8,615
A summary of balances owed to related parties as of June 30, 2022 and December 31, 2021 is as follows:

(in thousands of $)	2022	2021
CCL	40	2,378
Seatankers	7,120	—
TFG Marine	17,855	6,563
Other	1,631	4,993
	26,646	13,934

As of June 30, 2022 and December 31, 2021, current receivables and payables with related parties mainly comprise unpaid fees for services rendered from and to related parties.
In addition to the short-term related party balances stated above and for the eight Capesize vessels we charter in from SFL, we have recognized right of use assets and lease obligations for these leases. See also "Note 14, Operating Leases" and "Note 15, Finance leases" for additional information related to these contracts and related lease balances.